UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023

P&F INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 Par Value	PFIN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

P&F Industries, Inc. (the “Company”), its subsidiaries Florida Pneumatic and Hy-Tech Machine, Inc. (“Hy-Tech” and together with the Company and Florida Pneumatic collectively, “Borrowers”) and the Company’s subsidiaries Jiffy Air Tool, Inc. (“Jiffy”) ATSCO Holdings Corporation (“ATSCO”), Bonanza Properties Corp. (“Properties”), Continental Tool Group, Inc. (“Continental Tool”), Countrywide Hardware, Inc. (“Countrywide”), Embassy Industries, Inc. (“Embassy”), Exhaust Technologies, Inc. (“ETI”), Hy-Tech Illinois, Inc. (“Illinois”) and Heisman Acquisition Corp. (together with Jiffy, ATSCO, Properties, Continental Tool, Countrywide, Embassy, ETI and Illinois, collectively, “Guarantors”) are parties to a Second Amended and Restated Loan and Security Agreement dated as of April 5, 2017, as amended (the “Second Amended and Restated Loan Agreement”), with Capital One, National Association (the “Agent”), as agent for Lenders (the “Lender”) from time to time party to the Second Amended and Restated Loan Agreement. Pursuant to the Second Amended and Restated Loan Agreement the Company can borrow a maximum of $16,000,000 under the Revolver Commitment (as defined in the Second Amended and Restated Loan Agreement).

On October 13, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tools AcquisitionCo, LLC, a limited liability company organized under the Laws of the State of Delaware (“Parent”) and Tools MergerSub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Acquisition Sub”). The Merger Agreement provides for, subject to the satisfaction or waiver of specified conditions, the merger of Acquisition Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

In connection with the consummation of the Merger, on November 22, 2023, the Company notified the Agent of its intent to terminate the Loan Agreement contemporaneously with the closing of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P&F INDUSTRIES, INC.

Date: November 28, 2023

	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr.
Vice President,
Chief Operating Officer and Chief Financial Officer